EXHIBIT 32
         CERTIFICATION OF OFFICER OF SANGUI BIOTECH INTERNATIONAL, INC.
                        PURSUANT TO 18 U.S.C.SECTION 1350

Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) the undersigned officer of Sangui BioTech International, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

          (a) The quarterly report on Form 10-QSB for the quarter ended March 31, 2004 of the Company fully complies with the requirements of section  13(a) or 15(b) of the  Securities  Exchange Act of 1934;
               and

          (b)  Information  contained in the Form 10-QSB fairly presents, in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.

Date: May 14, 2004                   /S/ WOLFGANG BARNIKOL
                                     -------------------------------------
                                     Wolfgang Barnikol
                                     President, Chief Executive Officer
                                     and Chief Financial Officer


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